EXHIBIT 10.3

                                                                   Rev. 2/7/2002

                       FIRST AMENDMENT TO LEASE AGREEMENT

      This First Amendment to Lease Agreement (this "Amendment") is made and entered into effective as of the 11th day of February, 2002 by and among Key Property Development Corporation, a Kentucky corporation (hereinafter "Original Landlord"), Maue-Lyons Associates, Ltd., an Ohio limited liability company, whose principal place of business and address is Suite 1100, 100 East RiverCenter Boulevard, Covington, Kentucky 41011 (hereinafter "Landlord") and Wire One Technologies, Inc., a Delaware corporation (hereinafter "Tenant").

      WHEREAS, original Landlord and Tenant entered into that certain Lease Agreement ( the "Lease Agreement") dated December 21, 2001 whereby original Landlord leased and demised to the Tenant 49,277 square feet of space in a building located at the intersection of Maue Road, Lyons Road and Bauer Road, in Miamisburg, Montgomery County, Ohio (as defined herein and in the Lease Agreement, the "Leased Premises"); and

      WHEREAS, Key Property Development Corporation was incorrectly listed as the owner of the Building and above referenced property wherein the Leased Premises are located; and

      WHEREAS, title to the estate and interest in the land and Building of which the Leased Premises is a part is vested in Maue-Lyons Associates, Ltd., an Ohio limited liability company by virtue of a deed dated December 12, 1995 and recorded December 22, 1995 in Deed Microfiche 95-0783-B09, Montgomery County, Ohio Recorder's Office records; and

      WHEREAS, the parties hereto desire to amend the original Lease for the purpose of clarifying that Maue-Lyons Associates, Ltd. is the fee simple owner of the Building and property wherein the Leased Premises are located and as such is the proper Landlord pursuant to the Lease; and

      WHEREAS, the parties hereto further desire to amend the original Lease for the purpose of clarifying the commencement date of the Lease term and the termination date of the Lease term.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Landlord, Landlord and Tenant hereby agree that the Lease Agreement is hereby amended as follows:

1). Substitution of Landlord. The original Lease is hereby amended to provide that Maue-Lyons Associates, Ltd., an Ohio limited liability company, is hereby


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      substituted for and in place of Key Property Development Corporation throughout the entire original Lease as "Landlord". Wherever the term "Landlord" shall appear in the original Lease or this Amendment, such term shall be deemed to mean and be Maue-Lyons Associates, Ltd., an Ohio limited liability company;

2). Withdrawal of Key Property Development Corporation. Key Property Development Corporation is hereby removed as a party to the Lease, and from and after the date of this Amendment shall have no further rights or obligations with respect to the Lease;

3). Commencement Date and Termination Date; Substitution of Exhibit "D". The parties hereto agree that the Commencement Date of the Lease is February 1, 2002 and the Expiration Date is the 31st day of January, 2008. The parties hereto further agree that the "First Amended Exhibit D" attached hereto and made a part hereof shall be and is hereby substituted for Exhibit "D" as attached to the original Lease.

4). Miscellaneous. The parties hereto agree that, except as modified and amended herein, all other terms, covenants and conditions of the Lease shall remain and be in full force and effect; provided, however, that the provisions contained in this First Amendment to Lease Agreement shall control to the extent that these provisions are in addition to or in conflict with any provision(s) of the Lease. Wherever a defined or capitalized term is used or contained herein, such term, unless otherwise defined herein, shall have the same meaning as given to such term(s) as set forth and defined in the original Lease Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the day and year first written above herein.

WITNESSES:                          Original Landlord

 /s/ Martin Butler                  KEY PROPERTY DEVELOPMENT CORPORATION,
-------------------------------     a Kentucky corporation

 /s/ Linda Cook
-------------------------------
                                    By:  /s/ Rebecca Rettenmaier
                                         -----------------------
                                         Rebecca Rettenmaier
                                    Its: Group Vice President


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

WITNESSES:                          Landlord

 /s/ Martin Butler                  MAUE-LYONS ASSOCIATES, LTD.,
-------------------------------     an Ohio limited liability company
 /s/ Linda Cook
-------------------------------     By:  /s/ Rebecca Rettenmaier
                                         -----------------------
                                         Rebecca Rettenmaier
                                    Its: Group Vice President

WITNESSES:                          Tenant

 /s/ Neil Gold                      WIRE ONE TECHNOLOGIES, INC.,
-------------------------------     a Delaware corporation

 /s/ Linda Zamel
-------------------------------
                                    By:  /s/ Jonathan Birkhahn
                                         -----------------------
                                         Jonathan Birkhahn
                                    Its: Executive Vice President-
                                         Business Affairs and General Counsel

STATE OF KENTUCKY :
                  : SS
COUNTY OF KENTON  :

      Be it remembered that on the 11th day of February, 2002, before me, a notary public in and for said County and State, personally appeared Rebecca Rettenmaier as Group Vice President of Key Property Development Corporation, Original Landlord in the foregoing First Amendment to Lease Agreement, and for and on behalf of said corporation acknowledged the signing and executing of said instrument, that the signing and execution of said instrument is his/her free act and deed, his/her free act and deed as such officer, and the free act and deed of said corporation for the uses and purposes in said instrument mentioned.

      In testimony whereof, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                    /s/ Martin Butler
                                    ------------------------------------
                                    Notary Public

                                    My Commission Expires: June 13, 2004


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

STATE OF KENTUCKY :
                  : SS
COUNTY OF KENTON  :

      Be it remembered that on the 11th day of February, 2002, before me, a notary public in and for said County and State, personally appeared Rebecca Rettenmaier, as Group Vice President of Maue-Lyons Associates, Ltd., an Ohio limited liability company, Landlord in the foregoing First Amendment to Lease Agreement, and for and on behalf of said limited liability company acknowledged the signing and executing of said instrument, that the signing and execution of said instrument is his/her free act and deed, his/her free act and deed as such officer, and the free act and deed of said limited liability company for the uses and purposes in said instrument mentioned.

      In testimony whereof, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                    /s/ Martin Butler
                                    ------------------------------------
                                    Notary Public

                                    My Commission Expires: June 13, 2004

STATE OF NEW YORK   :
                    : SS
COUNTY OF NEW YORK  :

      Be it remembered that on the 8th day of February, 2002, before me, a notary public in and for said County and State, personally appeared Jonathan Birkhahn, as Executive Vice President - Business Affairs and General Counsel of Wire One Technologies, Inc., Tenant in the foregoing First Amendment to Lease Agreement, and for and on behalf of said corporation acknowledged the signing and executing of said instrument, that the signing and execution of said instrument is their free act and deed, their free act and deed as such officer, and the free act and deed of said corporation for the uses and purposes in said instrument mentioned.

      In testimony whereof, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                    /s/ Linda Zamel
                                    ------------------------------------
                                    Notary Public

                                    My Commission Expires: June 16, 2003


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